Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.  Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

                                   Increase to                                       Reduction to
                                                                           Accumulated                                      Accumulated
                          Increase to                          Net Investment                             Net Realized Gain
                    Paid-in Capital                                       Income                                on Investments4
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 $2,370,070                                 $66,128,508                                         $68,498,578

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

                                                                                    Increase to                                    Increase to
                                                                                Accumulated                          Accumulated Net
Reduction to                      Net Investment                                Realized Loss
                           Paid-in Capital                                     Income                              on Investments
-----------------------------------------------------------------------------------------------------------------------------------
                 $5                                   $225,673                                        $225,668

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

                                                                                                                                   Reduction to
                                                                             Reduction to              Accumulated
     Accumulated Net                             Realized Loss
                                                           Net Investment Income                            on Investments
-----------------------------------------------------------------------------------------------------------------------
                   $850,798                                       $850,798

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase                                 Increase to
                   to Accumulated                      Accumulated Net
                    Net Investment                            Realized Loss
                  Income                           on Investments
  ----------------------------------------------------------------------
 $43,660                                          $43,660

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

 Reduction to
                                                                                                                                               Accumulated
Reduction to                                     Net Investment
          Paid-in Capital                                                         Loss
----------------------------------------------------------------------------------
                                                                     $3,501,933                                                                $3,501,933

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

                                                                                                                                          Increase
                 Increase to                 Accumulated Net
   Accumulated Net                                  Realized Loss
                                                                Investment Income                                on Investments
-------------------------------------------------------------------------------------------------------------------------------
                                                                     $457,876                                                         $457,876

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

                                                                                                                                              Reduction
                                                                                                   Increase                  to Accumulated
Reduction              to Accumulated Net             Net Realized Loss
                                   to Paid-in Capital               Investment Income                   on Investments
----------------------------------------------------------------------------------------------------------------------------
 $6,579,675                                     $9,412                         $6,570,263

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

                                                                         Increase
Increase         to Accumulated
 to Accumulated                 Net Realized
  Net Investment                                     Loss on
              Income                                 Investments
-------------------------------------------------------------------------
        $40                                             $40

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

 Reduction             Reduction
    to Accumulated                  to Accumulated Net
Increase to                       Net Investment                            Realized Loss
       Paid-in Capital                                 Income                           on Investments
------------------------------------------------------------------------------------------------------------------
     $303,331                                 $7,567,693                                  $7,264,362

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction                        Reduction to
    to Accumulated                                       Accumulated Net
Reduction to                   Net Investment                                             Realized Gain
          Paid-in Capital                                       Loss                                                      on Investments
-----------------------------------------------------------------------------------------------------------------------------------
  $84                                      $2,303                                                          $2,219

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to                        Increase to
           Accumulated                                           Accumulated
                                                                        Net Investment                                  Net Realized Loss
                    Income                                       on Investments
------------------------------------------------------------------------------------------------
                 $272,137      $272,137